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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003
        ----------------------------------------------------------------

     CARNIVAL CORPORATION                               CARNIVAL PLC
     --------------------                               ------------
 (Exact name of Registrant as                   (Exact name of Registrant as
  specified in its charter)                       specified in its charter)

           Panama                                  England and Wales
           ------                                  -----------------
 (State or other jurisdiction                  (State or other jurisdiction
      of incorporation)                             of incorporation)

           1-9610                                        1-15136
           ------                                        -------
 (Commission File Number)                       (Commission File Number)

         59-1562976                                       None
         ----------                                       ----
 (IRS Employer Identification Number)       (IRS Employer Identification Number)

     3655 N.W. 87/th/ Avenue                     3655 N.W. 87/th/ Avenue
    Miami, Florida 33178-2428                   Miami, Florida 33178-2428
    -------------------------                   -------------------------
(Address of principal executive                (Address of principal executive
           offices)                                       offices)
         (zip code)                                     (zip code)

       (305) 599-2600                                 (305) 599-2600
       --------------                                 --------------
(Registrants telephone number,                (Registrants telephone number,
     including area code)                          including area code)

             None                                P&O Princess Cruises plc
             ----                                ------------------------
(Former name or former address,              (Former name or former address,
 if changed since last report)                if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

Resignation of KPMG Audit Plc.

         On April 17, 2003, KPMG Audit Plc ("KPMG") resigned as the independent public accountants for Carnival plc. The audit reports of KPMG on Carnival plc's consolidated financial statements for the fiscal years ended December 31, 2002 and December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that:

    . KPMG's audit reports expressed an opinion on the fair presentation of Carnival plc's consolidated financial statements in conformity with generally accepted accounting principles in the United Kingdom and contained separate paragraphs stating that accounting principles generally accepted in the United Kingdom vary in certain significant respects from those accepted in the United States of America and that application of accounting principles generally accepted in the United States of America would have affected the results of operations and shareholders' funds reported on to the extent summarized in note 28 to the consolidated financial statements; and

    . KPMG's audit report dated February 6, 2003 on the consolidated financial statements for the fiscal years ended December 31, 2002 and December 31, 2001 contained a separate paragraph referring to Carnival plc's adoption of FRS 19 Deferred Tax and the consequent restatement of the consolidated financial statements for each of the two fiscal years ended December 31, 2001.

In connection with its audits for the fiscal years ended December 31, 2002 and December 31, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the financial statements for such periods. Carnival plc has provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of KPMG's letter, dated April 17, 2003, stating its agreement with such statements.

Engagement of PricewaterhouseCoopers LLP.

         On April 17, 2003, Carnival plc engaged PricewaterhouseCoopers LLP to serve as its independent public accountants for the fiscal year ended November 30, 2003 (see Item 8 below), subject to shareholder approval. The decision to engage PricewaterhouseCoopers LLP was approved by the audit committee of the board of directors of Carnival plc.

         During the years ended December 31, 2002 and 2001 and through the date hereof, Carnival plc did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the

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type of audit opinion that might be rendered on Carnival plc's financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 5. Other Events and Regulation FD Disclosure.

Completion of the Dual Listed Company Transaction.

         On April 17, 2003, the Registrants completed a dual listed company transaction (the "DLC Transaction") pursuant to the Offer and Implementation Agreement entered into as of January 8, 2003. The DLC Transaction was approved by the shareholders of Carnival Corporation at a special meeting held on April 14, 2003 and by a special resolution of the shareholders of Carnival plc (formerly P&O Princess Cruises plc) at an extraordinary general meeting held on April 16, 2003. The DLC Transaction was effected through contractual arrangements and amendments to each company's constitutional documents, which included the adoption of new Articles of Incorporation by Carnival Corporation and new Articles of Association by Carnival plc and the amendment of the By-laws of Carnival Corporation and the Memorandum of Association of Carnival plc.

         Under the dual listed company structure, the two Registrants are managed and operated as if they were a single economic enterprise, with identical boards of directors and a single senior executive management team, while remaining separate companies with separate stock exchange listings and index participations. The two Registrants will pursue a common set of business objectives established by the identical boards and single management team, who will evaluate these strategies and other operational decisions from the perspective of all shareholders.

Name Change of P&O Princess Cruises plc.

         On completion of the DLC Transaction, P&O Princess Cruises plc changed its name to Carnival plc. The name change was approved by the shareholders of P&O Princess Cruises plc in connection with their approval of the DLC Transaction. The name change is intended to communicate that, as a result of the DLC Transaction, the two Registrants combined their management and operations as if they were a single economic enterprise.

         On April 17, 2003, the Registrants issued a press release announcing the completion of the DLC Transaction and the change of P&O Princess Cruises plc's name to Carnival plc. A second press release was also issued on April 17, 2003 revising the proration factor disclosed in the first release. The press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7 (c). Financial Statements and Exhibits.

3.1      Carnival Corporation Third Amended and Restated Articles of
         Incorporation.
3.2      Carnival Corporation Amended and Restated By-laws.
3.3      Carnival plc Amended Articles of Association.
3.4      Carnival plc Amended Memorandum of Association.
4.1      Pairing Agreement.
4.2      Voting Trust Deed.
4.3      SVE Special Voting Deed
16.1     Letter of KPMG Audit Plc dated April 17, 2003.
99.1     Press Release of Carnival Corporation and Carnival plc dated April 17,
         2003.
99.2     Press Release of Carnival Corporation and Carnival plc dated April 17,
         2003.

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Item 8. Change in Fiscal Year.

         On completion of the DLC Transaction, Carnival plc changed its financial year end from December 31 to November 30 so that it would be the same as Carnival Corporation's financial year end. Henceforth, the two Registrants will file with the Securities and Exchange Commission, in satisfaction of their reporting obligations in the United States, consolidated quarterly and annual reports in accordance with the rules applicable to U.S. domestic reporting companies. The Registrants intend to publish consolidated financial statements denominated in U.S. dollars and prepared in accordance with U.S. GAAP. The Registrants are accounting for the DLC Transaction as a purchase of Carnival plc by Carnival Corporation pursuant to Statement of Financial Accounting
Standards No. 141, and the consolidated quarterly report for the quarter ended May 31, 2003 will include quarterly and semi-annual financial information for Carnival Corporation and financial information from the acquisition date of April 17, 2003 through May 31, 2003 for Carnival plc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        CARNIVAL CORPORATION


Date: April 17, 2003                    By: /s/ Arnaldo Perez
                                            ------------------------------------
                                            Name: Arnaldo Perez
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

                                        CARNIVAL PLC


Date: April 17, 2003                    By: /s/ Gerald R. Cahill
                                            ------------------------------------
                                            Name: Gerald R. Cahill
                                            Title: Chief Financial Officer


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                                  Exhibit List

Exhibit   Description
-------   -----------

3.1       Carnival Corporation Third Amended and Restated Articles of
          Incorporation.
3.2       Carnival Corporation Amended and Restated By-laws.
3.3       Carnival plc Amended Articles of Association.
3.4       Carnival plc Amended Memorandum of Association.
4.1       Pairing Agreement.
4.2       Voting Trust Deed.
4.3       SVE Special Voting Deed
16.1      Letter of KPMG Audit Plc dated April 17, 2003.
99.1      Press Release of Carnival Corporation and Carnival plc dated April 17,
          2003.
99.2      Press Release of Carnival Corporation and Carnival plc dated April 17,
          2003.